EXHIBIT 21

SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.

NAME OF COMPANY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	DOING BUSINESS UNDER NAME OF
A-B Jade Hong Kong Holding Company, Limited	Hong Kong	A-B Jade Hong Kong Holding Company, Limited
Anheuser-Busch, Incorporated	Missouri	Anheuser-Busch, Incorporated
CA: Anheuser-Busch Sales of San Diego
CA: Anheuser-Busch Sales of Stockton
CA: Anheuser-Busch Sales of Sylmar
CA: Anheuser-Busch Sales Co.
CA: Green Valley Brewing Company
CA: (The) Peels Beverage Company
CO: Anheuser-Busch Sales Co.
CO: Anheuser-Busch Sales Co. of Denver
CO: Anheuser-Busch Sales Company of Denver
GA: (The) Peels Beverage Company
MO: Anheuser-Busch Center
MO: (The) Anheuser-Busch Collectors Club
MO: Anheuser-Busch Conference and Sports Centre
MO: Bud Sports
MO: Grant’s Farm
MO: Green Valley Brewing Company
MO: (The) Peels Beverage Company
MO: Promotional Products Group
MO: St. Louis Soccer Park
NY: Blue Dawg Brewing
NY: (The) Peels Beverage Company
OH: Anheuser-Busch Sales of Canton
OK: Anheuser-Busch Sales of Oklahoma
OK: Anheuser-Busch Sales of Oklahoma - Enid Branch
OK: Anheuser-Busch Sales of Oklahoma - Perry Branch
OK: Anheuser-Busch Sales of Oklahoma - Ponca City Branch
OK: Anheuser-Busch Sales of Oklahoma - Tulsa Branch
OK: Anheuser-Busch Sales of Oklahoma - Vinita Branch
OK: Anheuser-Busch Sales of Enid
OK: Anheuser-Busch Sales of Ponca City
OK: Anheuser-Busch Sales of Tulsa
OK: Anheuser-Busch Sales of Stillwater
OK: Anheuser-Busch Sales of Vinita
VA: Kingsmill Golf Club
VA: (The) Peels Beverage Company
Anheuser-Busch Asia, Inc.	Delaware	Anheuser-Busch Asia, Inc.
China: Anheuser-Busch China
Anheuser-Busch Brasil Holdings Ltda.	Brazil	Anheuser-Busch Brasil Holdings Ltda.
Anheuser-Busch Canada, Inc.	Delaware	Anheuser-Busch Canada, Inc.

NAME OF COMPANY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	DOING BUSINESS UNDER NAME OF
Anheuser-Busch Distributors of New York, Inc.	Delaware	NY: Anheuser-Busch Sales and Service of New York
Anheuser-Busch Europe, Inc.	Delaware	Anheuser-Busch Europe, Inc.
Anheuser-Busch Europe Limited	United Kingdom	Anheuser-Busch Europe Limited
Anheuser-Busch Hong Kong Investment Company, Limited	Hong Kong	Anheuser-Busch Hong Kong Investment Company, Limited
Anheuser-Busch Hong Kong Trading Company, Limited	Hong Kong	Anheuser-Busch Hong Kong Trading Company, Limited
Anheuser-Busch Import Investments, Inc.	Delaware	Anheuser-Busch Import Investments, Inc.
Anheuser-Busch International, Inc.	Delaware	Anheuser-Busch International, Inc.
Anheuser-Busch International Holdings, Inc.	Delaware	Anheuser-Busch International Holdings, Inc.
Anheuser-Busch International Holdings, Inc. Chile I Limitada	Chile	Anheuser-Busch International Holdings, Inc. Chile I Limitada
Anheuser-Busch Investments, S.L.	Spain	Anheuser-Busch Investments, S.L.
Anheuser-Busch Latin American Development Corporation	Delaware	Anheuser-Busch Latin American Development Corporation
Anheuser-Busch Mexico, Inc.	Delaware	Anheuser-Busch Mexico, Inc.
Anheuser-Busch Overseas Holdings, L.L.C.	Delaware	Anheuser-Busch Overseas Holdings, L.L.C.
Anheuser-Busch Packaging Group, Inc.	Delaware	Anheuser-Busch Packaging Group, Inc.
MO: Anheuser-Busch Companies Packaging Group
Anheuser-Busch Recycling Corporation	Ohio	Anheuser-Busch Recycling Corporation
Anheuser-Busch River North Investment Capital Corporation	Delaware	Anheuser-Busch River North Investment Capital Corporation
IL: River North Distributing Company
Anheuser-Busch Sales of Hawaii, Inc.	Delaware	Anheuser-Busch Sales of Hawaii, Inc.
Anheuser-Busch San Diego Wholesaler Development Corporation	Delaware	Anheuser-Busch San Diego Wholesaler Development Corporation
CA: Anheuser-Busch Sales of San Diego
Anheuser-Busch Spanish Holdings, Inc.	Delaware	Anheuser-Busch Spanish Holdings, Inc.
Anheuser-Busch Wholesaler Development Corp.	Delaware	Anheuser-Busch Wholesaler Development Corp.
CA: Anheuser-Busch Sales, Pomona
CA: Anheuser-Busch Sales, Antelope Valley
Anheuser-Busch Wholesaler Development Corporation III	Delaware	Anheuser-Busch Wholesaler Development Corporation III
Anheuser-Busch Wholesaler Development Corporation IV	Delaware	Anheuser-Busch Wholesaler Development Corporation IV
Anheuser-Busch Wisconsin Investment Capital Corporation	Wisconsin	Anheuser-Busch Wisconsin Investment Capital Corporation
Anheuser-Busch World Trade Ltd.	Delaware	Anheuser-Busch World Trade Ltd.
August A. Busch & Co. of Massachusetts, Inc.	Massachusetts	August A. Busch & Co. of Massachusetts, Inc.
Ballantine Management Limited	British Virgin Islands	Ballantine Management Limited
Bannon Corporation	Delaware	Bannon Corporation
BARI-Canada, Inc.	Delaware	BARI-Canada, Inc.
Bevo Music, Inc.	Delaware	Bevo Music, Inc.
Bow Tie Music, Inc.	Delaware	Bow Tie Music, Inc.

NAME OF COMPANY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	DOING BUSINESS UNDER NAME OF
Budweiser Brasil Ltda.	Brazil	Budweiser Brasil Ltda.
Budweiser (China) Sales Company	China	Budweiser (China) Sales Company
Budweiser Hong Kong Holding Company, Limited	Hong Kong	Budweiser Hong Kong Holding Company, Limited
Budweiser Philippines, Inc.	Delaware	Budweiser Philippines, Inc.
Budweiser Wuhan International Brewing Company Limited	China	Budweiser Wuhan International Brewing Company Limited
Busch Agricultural Resources, Inc.	Delaware	Busch Agricultural Resources, Inc.
AR: Mill Spring Farms
Busch Agricultural Resources International, Inc.	Delaware	Busch Agricultural Resources International, Inc.
Busch Entertainment Corporation	Delaware	Busch Entertainment Corporation
PA: Sesame Place
Busch Entertainment Company International, Inc.	Delaware	Busch Entertainment Company International, Inc.
Busch Hong Kong Holding Company, Limited	Hong Kong	Busch Hong Kong Holding Company, Limited
Busch Investment Corporation	Delaware	Busch Investment Corporation
Busch Mechanical Services, Inc.	Delaware	Busch Mechanical Services, Inc.
GA: Atlanta Transportation Services Company
MO: Busch Reclamation Services
MO: Busch Transportation Services, Inc.
MO: Springfield Railway Services
TN: Memphis Transportation Services
Busch Media Group, Inc.	Delaware	Busch Media Group, Inc.
Busch Properties, Inc.	Delaware	Busch Properties, Inc.
VA: Kingsmill Audio Visual Services
VA: Kingsmill Golf Club
VA: Kingsmill Inn and Conference Center
Busch Properties of Florida, Inc.	Florida	Busch Properties of Florida, Inc.
Civic Center Corporation	Missouri	Civic Center Corporation
Consolidated Farms, Inc.	Delaware	Consolidated Farms, Inc.
ID: Elk Mountain Farms, Inc.
Eagle Packaging, Inc.	Delaware	Eagle Packaging, Inc.
Eagle Snacks, Inc.	Delaware	Eagle Snacks, Inc.
MA: The Cape Cod Company in Hyannis
MI: Eagle Snacks of Missouri
NC: Carolina Harvest Company
Extra Lucky Investment Limited	Hong Kong	Extra Lucky Investment Limited
Fung Heng Investment Limited	Hong Kong	Fung Heng Investment Limited
Glass Container Corporation	Delaware	MO/TX: Longhorn Glass Corporation
Global Conduit Holdings Limited	British Virgin Islands	Global Conduit Holdings Limited
Harbin Brewery (Changchun Yinpu) Company Limited	China	Harbin Brewery (Changchun Yinpu) Company Limited
Harbin Brewery Group Limited	Cayman Islands	Harbin Brewery Group Limited
Harbin Brewery Investments Ltd.	British Virgin Islands	Harbin Brewery Investments Ltd.
Harbin Brewing Company Limited	China	Harbin Brewing Company Limited
Harbin Brewing Daqing Xiaoxue Company Limited	Daqing, China	Harbin Brewing Daqing Xiaoxue Company Limited
Harbin Brewing (Hegang) Company Limited	China	Harbin Brewing (Hegang) Company Limited

NAME OF COMPANY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	DOING BUSINESS UNDER NAME OF
Harbin Brewing (Hailun) Company Limited	China	Harbin Brewing (Hailun) Company Limited
Harbin Brewing (Jiamusi Jiafeng) Company Limited	China	Harbin Brewing (Jiamusi Jiafeng) Company Limited
Harbin Brewing Jinzhou Company Limited	China	Harbin Brewing Jinzhou Company Limited
Harbin Brewing (Mudanjiang Jingpo) Company Limited	China	Harbin Brewing (Mudanjiang Jingpo) Company Limited
Harbin Brewing (Shenyang) Company Limited	China	Harbin Brewing (Shenyang) Company Limited
Harbin Brewing (Songjiang) Company Limited	China	Harbin Brewing (Songjiang) Company Limited
Harbin Brewing (Tangshan) Company Limited	China	Harbin Brewing (Tangshan) Company Limited
Harbin Brewing (Yanji) Company Limited	Yanji, China	Harbin Brewing (Yanji) Company Limited
HSH of Orlando, Inc.	Florida	HSH of Orlando, Inc.
ILH Company	Florida	ILH Company
Import Brands Alliance, Inc.	Delaware	Import Brands Alliance, Inc.
Jilin Harbin Brewing Company Limited	China	Jilin Harbin Brewing Company Limited
King Victory Investments, Inc.	British Virgin Islands	King Victory Investments, Inc.
Kingsmill Realty, Inc.	Virginia	Kingsmill Realty, Inc.
Langhorne Food Services, Inc.	Delaware	Langhorne Food Services, Inc.
Litchfield Development Corporation	Delaware	Litchfield Development Corporation
Longhorn Glass Manufacturing, L.P.	Delaware	Longhorn Glass Manufacturing, L.P.
DE: Longhorn Glass Corporation
MO: Longhorn Glass Corporation
TX: Longhorn Glass Corporation
Long Tail Libations, Inc.	Delaware	Long Tail Libations, Inc.
IL: Jekyll & Hyde Spirits
KS: Jekyll & Hyde Spirits
MO: Jekyll & Hyde Spirits
NV: Jekyll & Hyde Spirits
Manufacturers Cartage Company	Missouri	Manufacturers Cartage Company
Manufacturers Railway Company	Missouri	Manufacturers Railway Company
Metal Container Corporation	Delaware	Metal Container Corporation
CA: MCC Riverside
Metal Container Corporation of California	California	Metal Container Corporation of California
M.R.S. Redevelopment Corporation	Missouri	M.R.S. Redevelopment Corporation
New-Biz Corporation	British Virgin Islands	New-Biz Corporation
Noble Right Limited	British Virgin Islands	Noble Right Limited
Nutri-Turf, Inc.	Delaware	Nutri-Turf, Inc.
Pacific International Rice Mills, Inc.	Delaware	Pacific International Rice Mills, Inc.
PBP, Inc.	Delaware	PBP, Inc.
Pestalozzi Street Insurance Company, Ltd.	Bermuda	Pestalozzi Street Insurance Company, Ltd.
Precision Printing and Packaging, Inc.	Delaware	Precision Printing and Packaging, Inc.
Prestige Full Investment Limited	Hong Kong	Prestige Full Investment Limited
Promociones y Desarrollos Mexico de Mexicali, S. de R. L. de C. V.	Mexico	Promociones y Desarrollos Mexico de Mexicali, S. de R. L. de C. V.
SeaWorld, Inc.	Delaware	SeaWorld, Inc.
FL: SeaWorld Vacations, Busch Gardens Vacations, Sesame Place Vacations, Water Country USA Vacations, Adventure Island Vacations, Discovery Cove Vacations
OH: SeaWorld of Ohio
SeaWorld of Florida, Inc.	Florida	SeaWorld of Florida, Inc.
SeaWorld of Texas, Inc.	Delaware	SeaWorld of Texas, Inc.

NAME OF COMPANY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	DOING BUSINESS UNDER NAME OF
SeaWorld & Busch Gardens Conservation Fund	Delaware	SeaWorld & Busch Gardens Conversation Fund
SFKBPP, Inc.	Missouri	SFKBPP, Inc.
Somerset Distributions, L.L.C.	Delaware	Somerset Distributions, L.L.C.
CA: Anheuser-Busch Sales, Beach Cities
Stag Brewing Company Limited	United Kingdom	Stag Brewing Company Limited
UK: Budweiser Stag Brewing Company Limited
St. Louis Refrigerator Car Company	Delaware	St. Louis Refrigerator Car Company
Tune Out Music, Inc.	Delaware	Tune Out Music, Inc.
Wholesaler Equity Development Corporation	Delaware	Wholesaler Equity Development Corporation
Williamsburg Transport, Inc.	Virginia	Williamsburg Transport, Inc.